UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2022 (May 18, 2022)

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane, Greenwich, Connecticut 06831
(Address of principal executive offices)

(855) 976-6951
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 5.07 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)            The 2022 annual meeting of stockholders (the “2022 Annual Meeting”) of XPO Logistics, Inc. (the “Company”) was held on May 18, 2022.

(b)            At the 2022 Annual Meeting, the stockholders voted to (1) elect each of the Company’s nominees for director; (2) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2022; (3) approve an amendment to the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan; (4) approve the advisory vote on the Company’s executive compensation; (5) reject the stockholder proposal regarding additional disclosure of the company’s political activities; (6) reject the stockholder proposal regarding stockholder approval of senior managers’ severance or termination packages; and (7) reject the stockholder proposal regarding an audit analyzing the Company’s policies and practices on the civil rights of its stakeholders.

1.	Election of directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Brad Jacobs	89,700,922	8,367,878	148,756	8,199,860
Jason Aiken	96,548,904	1,617,143	51,509	8,199,860
AnnaMaria DeSalva	84,097,933	14,070,291	49,332	8,199,860
Michael Jesselson	72,384,454	25,780,874	52,228	8,199,860
Adrian Kingshott	84,221,134	13,944,420	52,002	8,199,860
Mary Kissel	97,659,089	507,662	50,805	8,199,860
Allison Landry	97,661,802	505,041	50,713	8,199,860
Johnny C. Taylor, Jr.	97,333,887	832,171	51,498	8,199,860

2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2022:

Votes For	105,624,214
Votes Against	708,609
Abstentions	84,593
Broker Non-Votes	0

3.	Approval of an amendment to the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan to increase the number of available shares thereunder:

Votes For	95,024,643
Votes Against	3,046,212
Abstentions	146,701
Broker Non-Votes	8,199,860

A summary of Amendment No. 3 to the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan (the “Amendment”) is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 18, 2022 (the “Proxy Statement”) under “Proposal 3: Approval of an Amendment to the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan to Increase the Number of Available Shares Thereunder” which summary is incorporated herein by reference. A copy of the Amendment is filed as Exhibit 10.1 hereto and incorporated herein by reference.

4.	Advisory vote to approve executive compensation:

Votes For	67,307,632
Votes Against	30,754,291
Abstentions	155,633
Broker Non-Votes	8,199,860

5.	Stockholder proposal regarding additional disclosure of the Company’s political activities:

Votes For	40,010,998
Votes Against	54,708,246
Abstentions	3,498,312
Broker Non-Votes	8,199,860

6.	Stockholder proposal regarding stockholder approval of senior managers’ severance or termination packages:

Votes For	40,508,525
Votes Against	57,562,617
Abstentions	146,414
Broker Non-Votes	8,199,860

7.	Stockholder proposal regarding an audit analyzing the Company’s policies and practices on the civil rights of its stakeholders:

Votes For	39,245,154
Votes Against	58,282,573
Abstentions	689,829
Broker Non-Votes	8,199,860

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Amendment No. 3 to the 2016 Omnibus Incentive Compensation (incorporated herein by reference to Annex B to the registrant’s definitive proxy statement on Schedule 14A filed with the SEC on April 18, 2022).
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2022	XPO LOGISTICS, INC.

	By:	/s/ Christopher J. Signorello
Christopher J. Signorello
Chief Compliance Officer and Deputy General Counsel